UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                 Amendment No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 8, 2007
                                                         -----------------------

                       ICON Cash Flow Partners L.P. Seven
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               (Exact Name of Registrant as Specified in Charter)


           Delaware               000-27926                 13-3835387
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      (State or Other       (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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                    (Address of Principal Executive Offices)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     ICON Cash Flow Partners L.P. Seven is filing this Amendment No. 1 (the "Amendment") to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 8, 2007 (the "Original Filing") solely for the purposes of fixing a typographical error with respect to the date of the event reported, no other changes have been made to the Original Filing.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     On January 8, 2007, Michael A. Reisner, 36, was appointed the Chief Financial Officer of ICON Capital Corp., the Manager of the Registrant (the "Manager"). Mr. Reisner replaces Thomas W. Martin, who will continue to serve as a director and the Chief Operating Officer of the Manager. Since February 2006, Mr. Reisner has been the Manager's Executive Vice President of Acquisitions. Mr. Reisner was the Manager's Senior Vice President and General Counsel from January 2004 through January 2006 and the Manager's Vice President and Associate General Counsel from March 2001 until December 2003.

     There is no family relationship between Mr. Reisner and any director, executive officer or person nominated or chosen by the Manager to become a director or executive officer. There are no transactions in which Mr. Reisner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ICON CASH FLOW PARTNERS L.P. SEVEN
                                    By:  ICON CAPITAL CORP., its General Partner


Dated:  January 8, 2007

                                    By: /s/ Thomas W. Martin
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                                       Thomas W. Martin
                                       Chief Operating Officer